                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement   [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))


    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              PARK BANCORP, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.



    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                               PARK BANCORP, INC.
                              2740 W. 55TH STREET
                            CHICAGO, ILLINOIS 60632
                                 (773) 434-6040

                                                                January 21, 1997

Fellow Shareholders:
     You are cordially invited to attend the special meeting of shareholders (the "Special Meeting") of Park Bancorp, Inc. (the "Company"), the holding company for Park Federal Savings Bank (the "Bank"), Chicago, Illinois, which will be held on February 27, 1997, at 10:00 a.m., Chicago time, at The Inland Meeting Exposition Center, 400 East Ogden Avenue, Westmont, Illinois 60559.

     The attached Notice of the Special Meeting and the Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present at the Special Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

     The Board of Directors of Park Bancorp, Inc. has determined that the matter to be considered at the Special Meeting is in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE MATTER TO BE CONSIDERED.

     PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely yours,

David A. Remijas
President and Chief Executive Officer

                               PARK BANCORP, INC.
                              2740 W. 55TH STREET
                            CHICAGO, ILLINOIS 60632
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 27, 1997
                            ------------------------

     NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of Park Bancorp, Inc. (the "Company") will be held on February 27, 1997, at 10:00 a.m., Chicago time, at The Inland Meeting Exposition Center, 400 East Ogden Avenue, Westmont, Illinois 60559.

     The purpose of the Special Meeting is to consider and vote upon the following matters:

     1. The approval of the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan; and

     2. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

     The Board of Directors has established January 15, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Special Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of shareholders entitled to vote at the Special Meeting will be available at Park Bancorp, Inc., 2740 W. 55th Street, Chicago, Illinois 60632, for a period of ten days prior to the Special Meeting and will also be available at the Special Meeting itself.

                                          By Order of the Board of Directors

                                          Richard J. Remijas, Jr.
                                          Corporate Secretary

Chicago, Illinois
January 21, 1997

                               PARK BANCORP, INC.
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 27, 1997
                            ------------------------

SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is being furnished to shareholders of Park Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the special meeting of shareholders to be held on February 27, 1997 (the "Special Meeting"), and at any adjournments thereof. This Proxy Statement is first being mailed to record holders of Common Stock of the Company ("Common Stock") on or about January 21, 1997.

     The Company was formed and became a savings and loan holding company as part of the mutual to stock conversion (the "Conversion") of Park Federal Savings Bank (the "Bank"), which was completed on August 9, 1996.

     Regardless of the number of shares of Common Stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Special Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE APPROVAL AND RATIFICATION OF THE SPECIFIC PROPOSAL PRESENTED IN THIS PROXY STATEMENT.

     Other than the matter listed on the attached Notice of Special Meeting of Shareholders, the Board of Directors knows of no additional matter that will be presented for consideration at the Special Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE SPECIAL MEETING.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Special Meeting.

     The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Special Meeting and will be paid a fee of $5,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

SOLICITATION AND VOTING OF COMMON STOCK HELD IN THE ESOP AND 401(K) PLAN

     A separate notice of shareholders meeting, proxy statement, voting direction form ("Voting Direction Form") and return envelope will be provided to each participant ("Plan Participant") in the Park Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") and/or Park Federal Savings Bank 401(k) Plan (the "401(k) Plan"). California Central Trust Bank has been appointed as the corporate trustee for the ESOP and 401(k) Plan ("Trustee"). Pursuant to the ESOP, each ESOP Participant is entitled to direct the

Trustee with respect to voting of the shares of Common Stock allocated to the Participant's account. Subject to its duties under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Trustee will vote all allocated shares held in the ESOP in accordance with the instructions received. As of the Record Date, 16,757 of the 216,099 shares of Common Stock in the ESOP had been allocated to participating employees. Under the ESOP, unallocated shares held in the suspense account will be voted by the Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock, subject to the provisions of ERISA. Pursuant to the 401(k) Plan, each Participant is entitled to direct the Trustee with respect to voting of the portion of the shares of Common Stock held in the 401(k) Plan allocated to the Participant's account.

     Plan Participants should return the Voting Direction Forms directly to the Trustee in the envelope provided. The Trustee will maintain as confidential the directions set forth on the sheet from disclosure to the Company and its directors or officers.

VOTING SECURITIES

     The securities which may be voted at the Special Meeting consist of shares of Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Special Meeting, except as described below.

     The close of business on January 15, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,701,441 shares.

     As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Special Meeting. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the matter being proposed for shareholder action set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and entitled to vote, is required to constitute shareholder approval of Proposal
1. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 1 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as present and entitled to vote and have no effect on the vote on the matter presented. UNDER APPLICABLE REGULATIONS OF THE OFFICE OF THRIFT SUPERVISION ("OTS"), HOWEVER, THE AFFIRMATIVE VOTE OF A MAJORITY OF SHARES OF COMMON STOCK ELIGIBLE TO VOTE AT THE SPECIAL MEETING IS REQUIRED TO IMPLEMENT THE PROPOSAL 1 PRIOR TO AUGUST 9, 1997, THE FIRST ANNIVERSARY OF THE COMPLETION OF THE CONVERSION (THE "CONVERSION ANNIVERSARY DATE"). ACCORDINGLY, ABSTENTIONS AND NON-VOTES WILL HAVE THE EFFECT OF A "NO VOTE" WITH REGARD TO SUCH APPROVAL. For further information on the vote required to implement Proposal 1 during the first year following Conversion, see the discussion under Proposal 1 herein.

     Proxies solicited hereby will be returned to the Company's transfer agent, Harris Trust and Savings Bank. The Board of Directors have designated Crowe, Chizek and Company LLP to act as inspectors of election and tabulate the votes at the Special Meeting. After the final adjournment of the Special Meeting, the proxies will be returned to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                              AMOUNT AND
                                                              NATURE OF
                          NAME AND ADDRESS OF                 BENEFICIAL   PERCENT OF
                            BENEFICIAL OWNER                  OWNERSHIP      CLASS
            ------------------------------------------------  ----------   ----------
            Park Federal Savings Bank Employee Stock            216,099(1)     8.0%
            Ownership Plan ("ESOP")
            2740 W. 55th Street
            Chicago, Illinois 60632

---------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of the Record Date as to shares of Common Stock and the percent thereof beneficially owned by directors and Named Executive Officers (as defined herein) individually and by all executive officers and directors as a group. Ownership information is based upon information furnished by the respective individuals.

                                                                           SHARES OF
                                                                             COMMON
                                                                             STOCK
                                                                          BENEFICIALLY     PERCENT OF
                  NAME                                TITLE               OWNED(1)(2)       CLASS(3)
-----------------------------------------  ---------------------------    ------------     ----------
DIRECTORS AND NAMED EXECUTIVE OFFICERS
David A. Remijas                           President, Chief Executive         19,195             *
                                           Officer and Chairman of the
                                           Board
Richard J. Remijas, Jr.                    Executive Vice President,          16,271             *
                                           Chief Operating Officer,
                                           Corporate Secretary and
                                           Director
Joseph M. Judickas, Jr.                    Director                           13,800             *
Charles Paprocki                           Director                            8,672             *
Paul Shukis                                Director                           14,190             *
Glenn Zajicek                              Director                           15,088             *
Steven J. Pokrak                           Chief Financial Officer and        15,437             *
                                           Treasurer
All directors and executive officers as a                                    103,504           3.8%
  group (8 persons)

---------------

 *  Does not exceed 1.0% of the Company's voting securities.

(1) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting and dispositive power as to shares reported.

(2) Does not include options and awards intended to be granted under the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan"), which is subject to shareholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 1.

(3) As of the Record Date, there were 2,701,441 shares of Common Stock outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Upon obtaining shareholder approval, the Company intends to grant to outside directors and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Incentive Plan, being presented for approval in Proposal 1.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Non-employee members of the Board of Directors of the Bank currently receive a fee of $1,000 for each regular monthly meeting attended. Each outside director also receives a fee of $475 for each special Board meeting attended. Directors do not receive any fees for serving on the Board of the Company.

     INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table shows, for the years ended December 31, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and other executive officers of the Company and the Bank who earned and/or received salary and bonus in excess of $100,000 in fiscal years 1996 and 1995 ("Named Executive Officers"). No other executive officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in fiscal year 1996 and 1995.

                                                                                    LONG-TERM COMPENSATION
                                                                             -------------------------------------
                                              ANNUAL COMPENSATION(1)                   AWARDS
                                         ---------------------------------   ---------------------------   PAYOUTS
                                                                 OTHER                       SECURITIES    -------
                                                                 ANNUAL       RESTRICTED     UNDERLYING     LTIP      ALL OTHER
       NAME AND PRINCIPAL                 SALARY     BONUS    COMPENSATION   STOCK AWARDS   OPTIONS/SARS   PAYOUTS   COMPENSATION
           POSITIONS              YEAR    ($)(1)      ($)        ($)(2)         ($)(3)         (#)(4)      ($)(5)       ($)(6)
--------------------------------  ----   --------   -------   ------------   ------------   ------------   -------   ------------
David A. Remijas                  1996   $140,300   $37,800           --             --             --          --     $ 30,465
  Chairman of the Board,          1995    138,100    33,250           --             --             --          --       18,915
  President and Chief Executive
  Officer
Richard J. Remijas, Jr.           1996    107,780    29,500           --             --             --          --       23,221
  Director, Executive Vice        1995    101,190    25,700           --             --             --          --       13,337
  President, Chief Operating
  Officer and Corporate
  Secretary
Steven J. Pokrak                  1996     76,800    24,500           --             --             --          --       17,161
  Chief Financial Officer         1995     72,800    20,000           --             --             --          --       10,920

---------------

(1) Under Annual Compensation, the column titled "Salary" includes fees received as a Director of the Bank.

(2) For 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.

(3) Does not include awards pursuant to the Incentive Plan intended to be granted, subject to shareholder approval, as such awards were not earned, vested or granted in fiscal 1996 or 1995. For a discussion of the terms of the Incentive Plan, see "Proposal 1."

(4) Does not include options intended to be granted pursuant to the Incentive Plan because such options were not earned or granted in 1996 or 1995. For a discussion of the terms of the grants and vesting of options, see "Proposal 1."

(5) For 1996 and 1995, there were no long-term incentive plans in existence.

(6) Includes (a) in 1995, amounts paid pursuant to the Bank's Employee Profit Sharing Plan and (b) in 1996, Company matching contributions to the 401(k) Plan and stock allocations under the ESOP based upon a $13 per share closing price of the Common Stock on December 31, 1996.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION FOR THE 1996 FISCAL
PERIOD

     A Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") was created in conjunction with the Bank's conversion from a mutual to a stock company. The Compensation Committee is composed of independent outside directors. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors regarding executive officers' compensation, including bonuses and other benefits. The Compensation Committee also recommends directors' fees for the coming year. The Compensation Committee determined the stock awards described herein and will also administer the Incentive Plan once the plan is approved by shareholders and implemented.

     After shareholder approval of the Incentive Plan, the executive officers, outside directors and other employees of the Company will be granted the stock options and restricted stock awards as described under Proposal 1. The Compensation Committee has developed a compensation program which is comprised of salary, annual cash incentive bonuses, long-term incentives in the form of stock options, restricted stock and other benefits typically offered to executives by corporations similar to the Company.

     The Board of Directors as a whole, and the Compensation Committee in particular, recognizes that attracting and retaining key executives is critical to the Company's and the Bank's long term success. This report reflects the compensation policies ratified by all outside directors. The Compensation Committee, with recommendations from the Board of Directors, has set certain guidelines regarding executive officers' compensation. Each executive officer will be reviewed annually, and that officer's compensation will be based on that individual's contribution to the Company and the Bank.

     The Compensation Committee has reviewed compensation structures and other information from various sources, including, among others, the SNL Thrift Institutions Executive Compensation Report and the ACB Compensation Survey for Savings Institutions. Although no company is an exact match, consideration was given to salaries and bonuses that are paid to executives at similar public thrifts. Additional considerations were the greatly increased responsibilities of running a public company, the individual's contributions to the Company and the Bank and individual experience and tenure.

     The Internal Revenue Code limits the deductions a publicly held company may take for compensation paid to its most highly paid executive officers. Typically, salaries and bonuses in excess of $1 million (excluding performance-based compensation) which are paid in one tax year cannot be deducted. The Compensation Committee did not consider this section of the Internal Revenue Code when establishing compensation because current executive salaries and bonuses are well below the $1 million threshold.

                                          COMPENSATION COMMITTEE

                                          Paul Shukis
                                          Glenn Zajicek

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the cumulative total stockholder return on the Common Stock to the Nasdaq Stock Market Index (which includes all Nasdaq traded stocks of U.S. companies) and the Nasdaq Financial Stock Index for the period from August 12, 1996, the date the Common Stock commenced trading on the Nasdaq National Market, through December 31, 1996. The graph assumes that $100 was invested on August 12, 1996 and that all dividends were reinvested. On January 15, 1997, the closing sale price for the Common Stock on the Nasdaq National Market was $13.75 per share.

                               PARK BANCORP, INC.
                              COMPARATIVE RETURNS

                                                  THE NASDAQ      NASDAQ FI-
      MEASUREMENT PERIOD         PARK BANCORP,   STOCK MARKET     NANCIAL STO
    (FISCAL YEAR COVERED)            INC.        (U.S.) INDEX      CKS INDEX
8/12/96                                    100             100             100
9/30/96                                  110.4           107.8           107.4
10/31/96                                 117.1           106.7           110.8
11/29/96                                 117.1           113.3           117.9
12/31/96                                 126.8           113.1           119.2

EMPLOYMENT AGREEMENTS

     The Bank and the Company have each entered into employment agreements with Messrs. David A. Remijas, Richard J. Remijas, Jr., and Steven J. Pokrak and Mrs. Sandra L. Remijas (each, an "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Messrs. David A. Remijas, Richard J. Remijas, Jr., and Steven J. Pokrak and Mrs. Sandra
L. Remijas.

     The employment agreements provide for a three-year term. The Bank employment agreements provide that commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors reviews the agreements and the Executive's performance for purposes of determining whether to extend the agreements for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the

Executives' base salary will be reviewed annually. The current base salaries for Messrs. David A. Remijas, Richard J. Remijas, Jr., and Steven J. Pokrak and Mrs. Sandra L. Remijas are $147,722, $118,976, $84,240, and $58,406, respectively. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

     The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executives' employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his/her current offices;
(ii) a material change in the Executive's functions, duties or responsibilities;
(iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death his/her beneficiary, is entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company also continue to pay for the Executive's life, health and disability coverage for the remaining term of the Agreement.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company as defined in the employment agreements, the Executive or, in the event of the Executive's death, his beneficiary, is entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' compensation (except that the Company agreement uses a three year average in this formula.) The Bank and the Company will also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements would provide for a severance payment in the event of a change in control, the Executive is only entitled to receive a severance payment under one agreement.

     Payments to the Executive under the Bank's agreements are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the agreements are paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the total amount of payments due under the employment agreements, based solely on cash compensation paid to Messrs. David A. Remijas, Richard J. Remijas, Jr., and Steven J. Pokrak and Mrs. Sandra L. Remijas over the past three taxable years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $1.3 million.

     INCENTIVE PLAN. The Company is presenting to shareholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See Proposal 1 for a summary of the material terms of the Incentive Plan.

     PENSION PLAN. The Park Federal Savings Bank Employee Pension Plan ("Pension Plan") was frozen effective May 31, 1996, and no additional benefits will accrue thereunder after that date. Accrued benefits under the Pension Plan will be distributed in lump sum payments in 1997 to Messrs. David A. Remijas, Richard J. Remijas, Jr., and Steven J. Pokrak and Mrs. Sandra L. Remijas in the amount of $61,689, $5,856, $9,093 and $5,429, respectively.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Bank's current policy provides that all loans made by the Bank to its directors and executive officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

                          PROPOSAL 1. APPROVAL OF THE
                               PARK BANCORP, INC.
                        1997 STOCK-BASED INCENTIVE PLAN

     The Board of Directors of the Company is presenting for stockholder approval the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan, in the form attached hereto as Appendix A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan document attached as Appendix A.

GENERAL

     The Incentive Plan authorizes the granting of options to purchase Common Stock ("Options"), option-related awards and awards of Common Stock ("Stock Awards") (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan of which the maximum number of shares reserved for purchase pursuant to the exercise of Options and Option-related Awards granted under the Incentive Plan is 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan and the maximum number of the shares reserved for Stock Awards is 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. Based on the shares outstanding as of the Record Date, a total of 378,201 shares will be reserved for Awards under the Plan, of which 270,144 shares will be reserved for Option and Option-related Awards and 108,057 shares will be reserved for Stock Awards. All officers, other employees and Outside Directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan; provided, however, that the maximum number of shares of Common Stock that may be granted or that may vest with respect to Awards granted under the Incentive Plan to any single officer or employee is 94,550. The Incentive Plan will be administered by the Compensation Committee. Subject to the regulations of the OTS, authorized but unissued shares or shares previously issued and reacquired by the Company or any trust established to administer Awards under the Incentive Plan may be used to satisfy Awards under the Incentive Plan, resulting in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing shareholders.

AWARDS

     TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards in the form of: (i) Options granted to employees intended to qualify as incentive stock options under Section 422 of the Code (Options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) Options that do not so qualify (Options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); (iv) Stock Awards, that provide a grant of Common Stock which vests over time (such vesting may be contingent upon the attainment of stated performance goals); (v) to the extent not limited by OTS regulations, dividend equivalent rights which provide option holders with a cash benefit in the event of the payment by the Company of an extraordinary dividend (as defined below) to shareholders ("Dividend Equivalent Rights"); and (vi) to the extent not limited by OTS regulations, equitable adjustment rights which provide option holders upon the payment of an extraordinary dividend an equitable adjustment of the number of shares and/or exercise price at the discretion of the Compensation Committee ("Equitable Adjustment Rights").

     OPTIONS. Under the Incentive Plan on the date of the Special Meeting, assuming the requisite shareholder approval is obtained, the Board of Directors intends to grant Options for 232,323 shares of Common Stock to employees (including executive officers) and Outside Directors with Limited Rights and to the extent not limited by OTS regulations, Dividend Equivalent Rights or Equitable Adjustment Rights.

Options for 37,821 shares remain eligible for future awards. The term of all Options will be ten years unless otherwise determined by the Compensation Committee.

     All Options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Pursuant to the Incentive Plan, the Compensation Committee has the authority to determine the date or dates on which each Option shall become exercisable; provided, however, under the terms of the Incentive Plan any Option granted prior to the Conversion Anniversary Date may not vest in annual installments of greater than 20% of the number of shares underlying the Options awarded commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. However, to the extent not prohibited by the OTS, the Compensation Committee may amend such Options subsequent to the Conversion Anniversary Date to provide for acceleration of vesting, see "New Plan Benefits" below. The Compensation Committee may also decide to make the vesting of future option awards contingent upon the Company's, Bank's or grantee's attainment of performance goals set by the Compensation Committee. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price of any Option, whether an Incentive Stock Option or Non-statutory Stock Option, may be paid in cash or in Common Stock at the discretion of the Compensation Committee. See "Payout Alternatives" and "Alternate Option Payment Mechanism."

     Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock must be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

     Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may redesignate Incentive Stock Options as Non-statutory Stock Options, and extend this period. Notwithstanding the foregoing, in the event of death or disability, Options will become fully vested and shall be exercisable for up to one year thereafter.

     LIMITED RIGHTS. Limited Rights are related to specific Options granted and become exercisable in the event of a change in control of the Bank or the Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the Option a lump sum amount, paid in cash or in shares of Common Stock, as determined by the Compensation Committee, equal to the difference between the exercise price of the related Option and the fair market value of the shares of Common Stock subject to the Option on the date of exercise of the right less any applicable tax withholding.

     DIVIDEND EQUIVALENT RIGHTS. Simultaneously with the grant of any Option, the Compensation Committee may, to the extent not limited by OTS regulations, grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. The Dividend Equivalent Right provides the grantee with a separate cash benefit equal to 100% of the amount of any extraordinary dividend declared by the Company on shares of Common Stock subject to an Option. Under the terms of the Incentive Plan, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest bearing liabilities for the current and preceding three quarters. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right will receive, at the time of vesting of the related Option, an amount of cash or some other payment, as determined under the Incentive Plan, equal to 100% of the extraordinary dividend paid on shares of Common Stock, multiplied by the number of shares subject to the underlying Option plus any earnings thereon minus any tax withholding amounts. The Dividend Equivalent Right is transferable only when the underlying Option is transferable and under the same conditions.

     EQUITABLE ADJUSTMENT RIGHTS. Simultaneously with the grant of any Option, in the alternative to a Dividend Equivalent Right, the Compensation Committee may, to the extent not limited by OTS regulations, grant an Equitable Adjustment Right. Under the payment of an extraordinary dividend as described above, the Compensation Committee may adjust the number of shares and/or the exercise price of the Options underlying the Equitable Adjustment Right, as the Compensation Committee deems appropriate.

     OPTION GRANTS. It is currently intended that the Options proposed to be granted will include Limited Rights and, to the extent not limited by OTS regulations, Dividend Equivalent Rights or Equitable Adjustment Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grants; provided, however, that all Options will be immediately exercisable in the event the optionee's service is terminated due to death or disability. The exercise price of all such Options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Special Meeting. See "New Plan Benefits Table" below for information concerning Options intended to be granted under the Incentive Plan.

     As of January 15, 1997, the closing price per share of Common Stock, as reported on the Nasdaq National Market, was $13.75.

     STOCK AWARDS. The Incentive Plan authorizes the granting of Stock Awards. Under the Incentive Plan on the date of the Special Meeting, assuming the requisite shareholder approval is obtained, the Board of Directors intends to grant 92,925 Stock Awards to eligible employees (including executive officers) and Outside Directors. There will be 15,132 shares of Stock Awards remaining for future awards. The Compensation Committee has the authority to determine the dates on which Stock Awards granted will vest, provided, however, that any Stock Award granted prior to the Conversion Anniversary Date may not vest at a rate greater than 20% per year commencing at least one year from the date of grant and the vesting of any Stock Award may not be accelerated except in the case of death or disability. However, to the extent not prohibited by the OTS, the Compensation Committee may amend such Stock Awards subsequent to the Conversion Anniversary Date to provide for acceleration of vesting, see "New Plan Benefits" below. All Stock Award grants will immediately vest upon termination of service due to death or disability. Under the Incentive Plan, the vesting of Stock Awards may also be contingent upon the attainment of certain performance goals by the Company, Bank or grantee. Such performance goals would, if any, be established by the Compensation Committee. An agreement setting forth the terms of the Stock Award ("Stock Award Agreement") shall set forth the vesting period and performance goals, if any, which must be attained. The performance goals may be set by the Compensation Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Compensation Committee confirms that the underlying performance goal has been achieved.

     Stock Awards are nontransferable and nonassignable. When Common Stock is distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in a trust established in connection with the Incentive Plan. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

TAX TREATMENT

     STOCK OPTIONS. An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee until the later of one year after the date the shares are transferred in connection with the exercise of the Incentive Stock Option or two years after the date of grant of such Option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

     In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the Stock Option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

     In the case of Limited Rights, the Option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid. Equitable Adjustment Rights have the same tax treatment as other Non-statutory Stock Options. The employee will recognize taxable income for the amount of cash received under the Dividend Equivalent Right for the year such amounts are paid. The Company is permitted a compensation deduction for such amount.

     STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

     CODE SECTION 162(M). Code Section 162(m) limits the deductibility of the annual compensation of executive officers of the Company to $1 million. Compensation which is "performance-based" is not subject to such limitation. Although the Stock Option Awards to the executive officers are intended to qualify as performance-based compensation, there is no assurance that the compensation deductions attributable to such Stock Option Awards or other Awards under the Plan will not be limited by Code Section 162(m).

PAYOUT ALTERNATIVES

     The Compensation Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Compensation Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Compensation Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of such Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENT MECHANISMS

     The Compensation Committee also has the sole discretion to determine the form of payment for the exercise of an Option. The Compensation Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Compensation Committee. It is anticipated that the Compensation Committee will permit the following forms of payment for Options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the fair market value of the Common Stock on the date prior to the date of exercise.

AMENDMENT OF THE INCENTIVE PLAN

     The Board of Directors may amend the Incentive Plan in any respect, at any time. Any such amendments will not be submitted to the shareholders for approval unless the Board determines such approval is necessary or advisable under applicable laws or regulations. In addition, no amendment may adversely affect the rights of an Award recipient without his or her permission.

ADJUSTMENTS

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Compensation Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Award recipient.

     No such adjustments may, however, materially change the value of benefits available to an Award recipient under a previously granted Award. All Awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

     Unless determined otherwise by the Compensation Committee, no award under the Incentive Plan shall be transferable by the Award recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Compensation Committee, an Award recipient may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the employee.

SHAREHOLDER APPROVAL

     An affirmative vote of holders of a majority of shares represented in person or by proxy at the Special Meeting will constitute shareholder approval of the Plan. Pursuant to OTS regulations, however, the Incentive Plan may not be implemented until the Conversion Anniversary Date unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at the Special Meeting is received. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the meeting and eligible to be cast, the Incentive Plan will not become effective at this time, but will become effective on the Conversion Anniversary Date.

     Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PARK BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.

NEW PLAN BENEFITS

     The following table provides certain information with respect to all Awards which will be granted under the Incentive Plan immediately following the Special Meeting assuming stockholder approval is obtained, specifying the amounts to be granted to Outside Directors and the Named Executive Officers individually, all current directors who are not executive officers as a group and all current executive officers as a group. No other Awards are anticipated at this time.

     All Awards granted to the officers and directors of the Company and the Bank reflected in the table below become exercisable (in the case of Option Awards) or vested (in the case of Stock Awards) in equal annual installments of 20% each year commencing one year from the date of grant. All Option Awards will have a term of 10 years. All Awards reflected in the following table will immediately vest upon termination of employment due to death or disability. Additionally, on or after the Conversion Anniversary Date, to the extent not prohibited by the OTS, the Board of Directors may amend the Awards reflected below to provide for acceleration of the vesting of such Awards upon a change in control of the Company (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of the outstanding voting securities of the Company, or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the Company.

                               NEW PLAN BENEFITS

                                                              OPTION AWARDS            STOCK AWARDS
                                                           --------------------    --------------------
                                                                        NUMBER                  NUMBER
                                                            DOLLAR        OF        DOLLAR        OF
                   NAME AND POSITION                       VALUE(1)    UNITS(2)    VALUE(3)    UNITS(2)
--------------------------------------------------------   --------    --------    --------    --------
DIRECTORS AND NAMED EXECUTIVE OFFICERS
David A. Remijas                  President, Chief            --         67,536    $371,442     27,014
                                  Executive Officer and
                                  Chairman of the Board
Richard J. Remijas, Jr.           Executive Vice              --         48,626     267,437     19,450
                                  President, Chief
                                  Operating Officer,
                                  Corporate Secretary
                                  and Director
Joseph M. Judickas, Jr.           Director                    --         13,507      74,277      5,402
Charles Paprocki                  Director                    --         13,507      74,277      5,402
Paul Shukis                       Director                    --         13,507      74,277      5,402
Glenn Zajicek                     Director                    --         13,507      74,277      5,402
Steven J. Pokrak                  Chief Financial             --         27,014     148,582     10,806
                                  Officer and Treasurer
All current directors who are
  not executive officers as a
  group (4 persons)                                           --         54,028     297,110     21,608
All current executive officers
  as a group (4 persons)                                      --        164,788     906,331     65,915

---------------

(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be fair market value on the date of grant, which is intended to be the date shareholder approval is obtained.

(2) 37,821 Stock Option Awards and 15,132 Stock Awards remain unallocated under the Incentive Plan.

(3) Based upon $13.75, the closing price of the Common Stock as reported on the Nasdaq National Market on January 15, 1997.

                             ADDITIONAL INFORMATION
SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1997 Annual Meeting of Shareholders, which has been scheduled to be held on April 22, 1997, a shareholder proposal should be received by the Secretary of the Company at the address set forth on the Notice of Special Meeting of Shareholders not later than January 31, 1997, except that if such annual meeting is held on a date more than 30 calendar days from April 22, 1997, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. sec. 240.14a-8 of the Rules and Regulations under the Exchange Act.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by a shareholder must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any special meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The Board of Directors knows of no business which will be presented for consideration at the Special Meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Special Meeting, you are urged to return your proxy card promptly. If you are then present at the Special Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Special Meeting.

                                          By Order of the Board of Directors

                                          Richard J. Remijas, Jr.
                                          Corporate Secretary

Chicago, Illinois
January 21, 1997

--------------------------------------------------------------------------------

        YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON.

        WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE
   REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                               PARK BANCORP, INC.
                        1997 STOCK-BASED INCENTIVE PLAN

 1. DEFINITIONS.

     Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

     "AFFILIATE" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     "ALTERNATE OPTION PAYMENT MECHANISM" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 14. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     "AWARD" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

     "BANK" means Park Federal Savings Bank.

     "BOARD OF DIRECTORS" or "BOARD" means the board of directors of the Holding Company.

     "CHANGE IN CONTROL" means: (i) a change in control of the Holding Company of a nature that (A) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the Effective Date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (B) results in a change in control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or
(ii) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act and the rules and regulations promulgated thereunder), directly or indirectly, of securities of the Holding Company representing 20% or more of the Holding Company's then outstanding voting securities, other than a trustee or fiduciary holding securities under any employee benefit plan of the Company or Bank; or
(iii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (iii), considered as through he were a member of the Incumbent Board; or (iv) the Holding Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 50% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Holding Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror; or
(v) the Holding Company sells or otherwise transfers all or substantially all of the shares of the Bank, or all or substantially all of the business and/or assets of the Holding Company, to an Acquiror, of which less than 50% of the outstanding voting securities are owned in the aggregate by stockholders of the Holding Company, directly or indirectly, immediately prior to such sale or transfer, other than by the Acquiror or any corporation or legal person controlling, controlled by or under common control with the Acquiror; or (vi) a solicitation of stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Holding Company; or (vii) a tender offer is made for 20% or more of the voting securities of the Holding Company.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

     "COMMITTEE" means a committee consisting of at least two members of the Board of Directors who are defined as Outside Directors, all of whom are "non-employee directors" as such term is defined under Rule 16b-3 under the Exchange Act as promulgated by the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Holding Company, par value $.01 per share, or any stock exchanged for shares of Common Stock pursuant to
Section 18 hereof.

     "DATE OF GRANT" means the effective date of an Award.

     "DIRECTORS' AWARDS" means awards of Non-statutory Stock Options and/or Stock Awards pursuant to the terms of Section 12.

     "DISABILITY" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

     "DIVIDEND EQUIVALENT RIGHTS" means the right to receive an amount of cash based upon the terms set forth in Section 10.

     "EFFECTIVE DATE" means             , 1997 or if later, the date on which
this Plan is approved by the stockholders of the Holding Company.

     "EMPLOYEE" means any person who is employed by the Holding Company or an Affiliate, including officers.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation thereto.

     "EXERCISE PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     "FAIR MARKET VALUE" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the Nasdaq Stock Market ("Nasdaq") (as published by The Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the Nasdaq, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

     "HOLDING COMPANY" means Park Bancorp, Inc., a Delaware corporation.

     "INCENTIVE STOCK OPTION" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7.

     "LIMITED RIGHT" means the right to receive an amount of cash based upon the terms set forth in Section 8.

     "NON-STATUTORY STOCK OPTION" means an Option granted by the Committee to a Participant pursuant to Section 6, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under
Section 7 as a Non-Statutory Stock Option.

     "OPTION" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Sections 6, 7 or 12 of the Plan.

     "OTS" means the Office of Thrift Supervision, or any successor agency.

     "OUTSIDE DIRECTOR" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee. The term "Outside Director" also includes any Director Emeritus who has executed a consulting agreement with the Holding Company or the Bank.

     "PARTICIPANT" means any Employee or Outside Director who holds an outstanding Award under the terms of the Plan.

     "RETIREMENT" means the Participant's termination of employment with the Company and all Affiliates on or after the date the Participant is eligible to receive an immediately annuity under the Bank's Retirement Plan. With respect to an Outside Director, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Holding Company or applicable Affiliate's bylaws.

     "STOCK AWARDS" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 of this Plan may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

     "TERMINATION FOR CAUSE" shall mean termination because of a material loss to the Holding Company or one of its subsidiaries caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its affiliates.

     "TRUST" means a trust established by the Board in connection with this Plan to hold Common Stock and other assets relating to Plan Awards.

     "TRUSTEE" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

 2. ADMINISTRATION.

     (a) COMMITTEE. The Plan as regards Awards to Employees shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and on their legal representatives and beneficiaries.

     (b) DIRECTORS' AWARDS. The Plan in regards to Awards to Outside Directors is self-administering. The grant of Awards to Outside Directors are made herein by the terms of this Plan. Actual transference of any Award to Outside Directors requires no, nor allows any, discretion by the Trustee or Committee.

 3. TYPES OF AWARDS.

     The following Awards may be granted under the Plan:

     (a) Non-statutory Stock Options;

     (b) Incentive Stock Options;

     (c) Limited Rights;

     (d) Employee Stock Awards;

     (e) Dividend Equivalent Rights;

     (f) Equitable Adjustment Rights; and

     (g) Directors' Stock Awards;

as described below in paragraphs 6 through 13 of the Plan.

 4. STOCK SUBJECT TO THE PLAN.

     Subject to adjustment as provided in Section 18, the maximum number of shares reserved for Awards under the Plan is 378,201 which number may not be excess of 14% of the outstanding shares of the Common Stock as of the Effective Date. Subject to adjustment as provided in Section 18, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 270,144, which number is not in excess of the 10% of the outstanding shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for award as Stock Awards is 108,057 which number is not in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company or by the Trust. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that upon:

     (a) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Award; or

     (b) payment of an Option Price and/or payment of any taxes arising upon the exercise of an Option or payout of an Award with previously acquired Common Stock or by withholding of shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout; or

     (c) a payout of a Limited Right in the form of cash,

then the number of shares of Common Stock underlying any such Award which were not issued as a result of any of the foregoing actions shall again be available for purposes of Awards under the Plan. Subject to adjustment as provided in
Section 18, the maximum aggregate number of shares of Common Stock (including Options, Limited Rights and Stock Awards) that may be granted or that may vest with respect to Awards granted hereunder to an Employee shall be 94,550.

 5. ELIGIBILITY.

     All Employees shall be eligible to receive Awards under the Plan. Outside Directors shall not be eligible to receive Awards under the Plan except for Directors' Awards under Section 12 of this Plan. An Outside Director who is a former Employee may, however, continue to hold unexercised or unvested Awards granted while such person was an Employee.

 6. NON-STATUTORY STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan, from time to time, grant Non-statutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

     (a) EXERCISE PRICE. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Common Stock underlying such Non-statutory Stock Options may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism

     (b) TERMS OF OPTIONS. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable; provided, however, that to the extent so limited by applicable OTS regulations, the Committee shall not make any determination to grant a Non-statutory Stock Option which provides for:
(1) exercisability at a rate in excess of 20% per year; or (2) acceleration of exercisability except in the case of death or Disability. The Common Stock comprising each installment may be purchased in whole or in part at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part; provided, however, that to the extent so limited by OTS regulations, the Committee shall not make any determination which will result in: (1) a Non-statutory Stock Option becoming exercisable at a rate in excess of 20% per year; or (2) the acceleration of the exercisability of a Non-statutory Stock Option except in the case of death or Disability. The acceleration of any Non-statutory Stock Option under the authority of this paragraph will create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

     (c) NSO AGREEMENT. The terms and conditions of any Non-statutory Stock Options shall be evidenced by an agreement (the "NSO Agreement") which such NSO Agreement will be subject to the terms and conditions of the Plan.

     (d) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of the Participant's employment for any reason other than death, Disability, Retirement or Termination for Cause, the Participant's Nonstatutory Stock Options shall be exercisable only as to those shares that were immediately exercisable at the date of termination and only for a period three months following termination. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of an Option, in the event of termination for Disability or death, all Options shall immediately vest and be exercisable for one year after such termination, in the event of termination for Retirement, all exercisable Non-statutory Stock Options shall be exercisable for one year after Retirement, and in the event of Termination for Cause all rights under the Participant's Non-Statutory Stock Options shall expire immediately upon termination. Notwithstanding the foregoing, a Participant whose termination of employment would be a Retirement shall not be deemed to have incurred a termination of employment for purposes determining vesting and exercisability of Non-Statutory Stock Options under the Plan in the event he continues to serve as a consultant or advisory director to the Holding Company or any of its Affiliates. In such event, the Participant's Retirement shall not be deemed to occur until service as a consultant or advisory director terminates.

 7. INCENTIVE STOCK OPTIONS.

     The Committee may, subject to the limitations of the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) EXERCISE PRICE. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Alternate Option Exercise Mechanism set out in Section 14 of the Plan.

     (b) AMOUNTS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of a stock option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award of an Incentive Stock Option in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Stock Options granted as Incentive Stock Options as Non-statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 of the Plan.

     (c) TERMS OF INCENTIVE STOCK OPTIONS. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Participant to whom it is granted.

     The Committee shall determine the date on which each Incentive Stock Option shall become exercisable; provided, however, that to the extent so limited by OTS regulations, the Committee shall not make any determination to grant an Incentive Stock Option which provides for: (1) exercisability at a rate in excess of 20% per year; or (2) acceleration of exercisability except in the case of death or Disability. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part; provided, however, that to the extent so limited by OTS regulations, the Committee shall not make any determination which will result in: (1) an Incentive Stock Option becoming exercisable at a rate in excess of 20% per year; or (2) the acceleration of the exercisability of an Incentive Stock Option except in the case of death or Disability. To the extent that such acceleration, through the operation of law, destroys incentive treatment under the Code, then such accelerated Stock Option shall be deemed to be a Non-statutory Stock Option. The acceleration of any Incentive Stock Option under the authority of this paragraph will create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

     (d) ISO AGREEMENT. The terms and conditions of any Incentive Stock Option shall be evidenced by an agreement (the "ISO Agreement") which such Incentive Stock Option Agreement will be subject to the terms and conditions of the Plan.

     (e) TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of an Incentive Stock Option, in the event of termination for Disability or death, all Incentive Stock Options shall immediately vest and be exercisable for one year after such termination, and in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

     (f) COMPLIANCE WITH CODE. The Incentive Stock Options granted under this
Section 7 of the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the

Holding Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options that do not so quality shall be treated as Non-statutory Stock Options.

 8. LIMITED RIGHTS.

     Simultaneously with the grant of any Option to an Employee, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

     (a) TERMS OF RIGHTS. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

     Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

     (b) PAYMENT. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash or, in the sole discretion of the Committee, shares of Common Stock or other payment alternative found in
Section 13, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less any applicable tax withholding as set forth in Section 19.

 9. STOCK AWARDS.

     The Committee may, subject to the limitations of the Plan from time to time, make Awards of some number of shares of Common Stock. The Awards shall be made subject to the following terms and conditions:

     (a) PAYMENT OF THE STOCK AWARD. A Stock Award may only be made in whole shares of Common Stock. Shares used in payment may only be granted from shares reserved under the Plan but not yet awarded at the time the new Stock Award is made.

     (b) STOCK AWARD AGREEMENT. The terms and conditions of any Stock Award shall evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

          (i) the period over which the Stock Award may vest; and

          (ii) the performance goals, if any, which must be satisfied prior to the vesting of any portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods.

     (c) CERTIFICATION OF ATTAINMENT OF THE PERFORMANCE GOAL. No Stock Award that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

     (d) TERMS OF STOCK AWARDS. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest, provided that all Stock Awards shall immediately vest in full upon the termination of employment due to Disability or the death of the Participant; further provided, however, that to the extent so limited by OTS regulations, the Committee shall not make any determination to grant a Stock Award which provides for: (1) exercisability at a rate in excess of 20% per year; or (2) acceleration of exercisability except in the case of Death or Disability. The Committee, notwithstanding other paragraphs in this Section, in its sole discretion may accelerate the vesting of any Stock Award; provided, however, that to the extent so limited by OTS regulations, the Committee shall not make any determination which will result in: (1) a Stock Award becoming exercisable at a rate in excess of 20% per year; or (2) the acceleration of the exercisability of a Stock Award except in the case of Death or Disability. The acceleration of any Stock Award under the authority of this paragraph will create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

     (e) ACCRUAL OF DIVIDENDS. Whenever Stock Awards are distributed to a Participant or a beneficiary under the Plan, such recipient or beneficiary shall also be entitled to receive, with respect to each such Stock Award, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. To the extent applicable, there shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

     (f) VOTING OF STOCK AWARDS. After a Stock Award has been granted, the Participant shall be entitled to direct the Trustee as to the voting of the Common Stock which the Stock Award covers but which has not yet been earned and distributed to the Participant pursuant to the Plan, subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Common Stock covered by Stock Awards which have been awarded and voted.

     (g) FORFEITURE. If the Participant's employment terminates for any other reason than death or Disability, to the extent that the Participant has not become vested in a Stock Award as provided in this Section 9, such Participant's Award shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to such Award. Notwithstanding the foregoing, a Participant whose termination of employment would be a Retirement shall not be deemed to have incurred a termination of employment for purposes determining vesting or forfeiture of a Stock Award under the Plan in the event he continues to serve as a consultant or advisory director to the Holding Company or any of its Affiliates. In such event, the Participant's termination of employment shall not be deemed to occur until service as a consultant or advisory director terminates.

10. DIVIDEND EQUIVALENT RIGHTS.

     Simultaneously with the grant of any Incentive Stock Option or a Non-statutory Stock Option to Participants, the Committee may to the extent not limited by OTS regulations, grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

     (a) EXTRAORDINARY DIVIDEND. For purposes of this Section 10, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

     (b) TERMS OF RIGHTS. The Dividend Equivalent Right provides the Participant with a cash benefit equal to the amount of any extraordinary dividend declared by the Holding Company on shares of Common Stock subject to an Option. The Dividend Equivalent Right is transferable only when the underlying option is transferable and under the same conditions.

     (c) DIVIDEND EQUIVALENT RIGHTS AGREEMENT. The terms and conditions of any Dividend Equivalent Rights shall be evidenced by an agreement (the "Dividend Equivalent Rights Agreement") which such Dividend Equivalent Rights Agreement shall be subject to the terms and conditions of the Plan.

     (d) PAYMENT. Upon the payment of an extraordinary dividend, the holder of a Dividend Equivalent Right shall promptly receive from the Holding Company an amount of cash or some other payment option found in Section 13, equal to the amount of the extraordinary dividend paid on one share of Common Stock, multiplied by the number of shares of Common Stock subject to the underlying Option. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 19.

11. EQUITABLE ADJUSTMENT RIGHT.

     Simultaneously with the grant of any Option under this Plan, in the alternative to a Dividend Equivalent Right, the Committee may to the extent not limited by OTS regulations, grant an Equitable Adjustment Right.

     Upon the payment of an extraordinary dividend (as such term is defined in Section 10(a)), the Committee may adjust the number of shares and/or the Exercise Price of the Options underlying the Equitable Adjustment Right, as the Committee deems appropriate.

12. DIRECTORS' AWARDS.

     Awards to Outside Directors under this Plan ("Directors' Awards") are made in the form of Non-statutory Stock Options and Stock Awards. Directors' Awards shall be made subject to the following terms and conditions:

     (a) INITIAL GRANT OF THE DIRECTORS' AWARD. Each Outside Director who is serving on the Board of Directors on the Effective Date of this Plan shall receive (1) Non-statutory Stock Options for 13,507 shares of Common Stock, each together, to the extent not limited by OTS regulations, with a Dividend Equivalent Right pursuant to Section 10, and (2) Stock Awards of 5,402 shares of Common Stock.

     (b) GRANTS TO SUBSEQUENT OUTSIDE DIRECTORS. To the extent shares are available for grant under the Plan, each Outside Director who is first appointed as a director subsequent to the Effective Date ("Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve as an Outside Director, Nonstatutory Stock Options for 13,507 shares of Common Stock, each together, to the extent not limited by OTS regulations, with a Dividend Equivalent Right pursuant to Section 10, and Stock Awards of 5,402 shares of Common Stock, subject to adjustment pursuant to Section 18, or pro rata amounts of Non-statutory Stock Options and Stock Awards of such lesser number of shares of Common Stock as remain under reserve but not granted the Plan.

     If shares for sufficient Non-statutory Stock Options and Stock Awards are not available under the Plan to fulfill the grant of Options and Stock Awards under this paragraph (b) to any Subsequent Outside Director, and thereafter shares become available, such Subsequent Outside Director shall then receive pro rata amounts of Non-statutory Stock Options and Stock Awards, determined by dividing pro rata among each Subsequent Outside Director, the number of shares of Common Stock then available, not to exceed the amount granted with respect to Subsequent Outside Directors, subject to adjustment under Section 18 as appropriate. The date of grant shall be the date shares for such Directors' Awards become available.

     (c) VESTING. The Non-statutory Stock Options and the Stock Awards made under this Section will vest over a five-year period, with 20% of the initial number of Non-statutory Stock Options and Stock Awards vesting each year in which the Outside Director remains an Outside Director or serves as an advisory director or consultant to the Holding Company or an Affiliate of the Holding Company, commencing with the first anniversary of the date of the grant of the Directors' Award.

     (d) EXERCISE PRICE. The Exercise Price of each Non-statutory Stock Option awarded to an Outside Director shall equal the Fair Market Value of the Common Stock on the date of the grant of the Option. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 14 of the Plan.

     (e) TERMS OF NON-STATUTORY STOCK OPTIONS AWARDS TO DIRECTORS. The term during which each Non-statutory Stock Option awarded to a director may be exercised shall be 10 years from the Date of Grant. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Non-statutory Stock Option.

     (f) ACCRUAL OF DIVIDENDS ON STOCK AWARDS. Whenever Stock Awards are distributed to an Outside Director or a beneficiary under this Section, such Outside Director or beneficiary shall also be entitled to receive, with respect to each such Stock Award, a payment equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the

Common Stock between the date the relevant Stock Award was granted and the date the Stock Awards are being distributed. To the extent applicable, there shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends paid out.

     (g) VOTING OF STOCK AWARDS. After a Stock Award has been granted under this Section, the Outside Director shall be entitled to instruct the Trustee as to the voting of the Common Stock that the Stock Award covers but which has not yet been earned and distributed to him pursuant to the Plan, subject to the rules and procedures adopted by the Committee for this purpose. Shares underlying a Stock Award regarding which an Outside Director has not issued instructions, shall be voted by the Trustee in accordance with the terms of paragraph 9(g) of the Plan.

     (h) DEATH OR DISABILITY OF A DIRECTOR. If the service of an Outside Director as a member of the Board is terminated due to death or Disability, and the Directors' Award made has not yet vested as provided in this Section 12, such Directors' Award shall be deemed to be fully vested upon the date of termination from service on the Board.

     (i) FORFEITURE. If the service of an Outside Director as a member of the Board is terminated for any other reason than death or Disability, to the extent that the Outside Director has not become vested in a Directors' Award as provided in this Section 12, such Directors' Award shall be forfeited immediately upon such termination and the Outside Director shall have no further rights with respect to such Directors' Award.

     (j) DIRECTORS' AWARD AGREEMENT. The terms and conditions of any Directors' Award will be evidenced by an agreement (the "Directors' Award Agreement") which such Directors' Award Agreement shall be subject to the terms and conditions of the Plan.

13. PAYOUT ALTERNATIVES.

     Payments due to a Participant upon the exercise or redemption of an Award, may be made under the following terms and conditions:

     (a) DISCRETION OF THE COMMITTEE. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions or payments for all Awards. If the Committee requests any or all Participants to make an election as to form of payment or distribution, it shall not be considered bound by the election.

     (b) PAYMENT IN THE FORM OF COMMON STOCK. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock at the time of the distribution. The Committee may use authorized but unissued Shares, Common Stock in treasury or may direct the market purchase of Common Stock to satisfy its obligations under this Plan.

14. ALTERNATE OPTION PAYMENT MECHANISM.

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Incentive Stock Option or Non-statutory Stock Option Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) CASH PAYMENT. The exercise price may be paid in cash or by certified check.

     (b) BORROWED FUNDS. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) EXCHANGE OF COMMON STOCK. The Committee may, in its sole discretion, permit payment by the tendering of previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

15. RIGHTS OF A STOCKHOLDER: DEFERRAL; LIMITED TRANSFERABILITY.

     No Participant or Outside Director shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

     Except as expressly provided in the Award Agreement in accordance with this
Section 15, no Award under the Plan shall be transferable by the Participant or Outside Director other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order.

     The Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Section 15, and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Section 17. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 17 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Sections 6 and 12 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 6 and 12.

16. AGREEMENT WITH PARTICIPANTS.

     Each Award will be evidenced by a written agreement ("Agreement"), executed by the Participant and the Holding Company or its Affiliates that describes the terms and conditions for receiving the Award including the date of Award, the Exercise Price if any, the term or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Board of Directors, tax law consideration or applicable securities law.

17. DESIGNATION OF BENEFICIARY.

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

18. ADJUSTMENTS.

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, split, recapitalization, merger, consolidation, spinoff, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; and

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

19. TAX WITHHOLDING.

     (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

     (b) SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

20. AMENDMENT OF THE PLAN.

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, no such modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

     Notwithstanding any other provision of the Plan, to the extent so limited by OTS regulations, no amendment shall be made which implements the Plan having provisions contrary to those set forth in Section 6(b), 7(c) or 9(d) of the Plan prior to August 9, 1997.

21. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective upon approval by the stockholders.

22. TERMINATION OF THE PLAN.

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) ten (10) years after the Effective Date or (ii) the issuance of Common Stock and/or the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his vested rights under a previously granted Award.

23. APPLICABLE LAW.

     The Plan will be administered in accordance with the laws of the state of Delaware and applicable federal law.

24. DELEGATION OF AUTHORITY.

     The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

     IN WITNESS WHEREOF, Park Bancorp, Inc. has established this Plan, to be executed by a designee of the Board of Directors and its duly corporate seal to
be affixed and duly attested, effective as of the                  day of
                 , 1997.

[CORPORATE SEAL]                                 PARK BANCORP, INC.

ADOPTED BY THE BOARD OF DIRECTORS:

                                                 By:
Date                                                 Chairman of the Board of Directors
                                                     For the Board of Directors

APPROVED BY STOCKHOLDERS:

                                                 By:
Date                                                 Secretary

                               PARK BANCORP, INC.                       PROXY

                             2740 West 55th Street
                            Chicago, Illinois 60632

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of Park Bancorp, Inc., a Delaware corporation ("Park Bancorp") does (do) hereby constitute and appoint David A. Remijas the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Special Meeting of Shareholders of said corporation to be held at The Inland Meeting Exposition Center, 400 East Ogden Avenue, Westmont, Illinois 60559, on February 27, 1997, at 10:00 a.m. and at any adjournment thereof, and to vote all the shares of Park Bancorp standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR the approval and adoption of the Park Bancorp, Inc. 1997 Stock-Based Incentive Plan.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE
                    (Continued and to be signed on reverse)



                               PARK BANCORP, INC.
  PLEASE MARK VOTE IN (OVAL) IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

   [                                                                       ]

1. The approval and adoption of the Park Bancorp,   FOR     AGAINST    ABSTAIN
   Inc. 1997 Stock-Based Incentive Plan.            / /      / /        / /

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting.


                                        PLEASE SIGN EXACTLY AS NAME APPEARS
                                        HEREON. WHEN SHARES ARE HELD BY JOINT
                                        TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                        AS ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                        TRUSTEE OR GUARDIAN, PLEASE GIVE FULL
                                        TITLE AS SUCH. IF A CORPORATION, PLEASE
                                        SIGN THE FULL CORPORATION NAME BY
                                        PRESIDENT OR OTHER AUTHORIZED OFFICER.
                                        IF A PARTNERSHIP, PLEASE SIGN IN
                                        PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                        ______________________________________
                                        Signature

                                        ______________________________________
                                        Signature if held jointly

                                        DATED ________________________________